UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 16, 2018

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road, Suite B
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2018, the Board of Directors (the “Board”) of Energy Focus, Inc. (the “Company”) appointed Satish Rishi to join the Board as it increased the number of directors from six to seven. Mr. Rishi will serve as a director of the Company until the next annual meeting of stockholders of the Company and until his successor is elected and qualified or until his earlier death, disqualification, resignation or removal. Mr. Rishi will serve on the Audit & Finance Committee of the Board.

Mr. Rishi is currently serving as a consultant and interim Chief Financial Officer for View Inc. Mr. Rishi was Senior Vice President of Finance and Chief Financial Officer of Rambus Inc. and served as its Chief Financial Officer from April 2006 to August 2016. Prior to Rambus, Mr. Rishi held senior financial management positions at semiconductor and electronic manufacturing companies, including Dell Inc. and Intel Corporation. Mr. Rishi was a board member of Novati Technologies until October 2017, and a board member, Chair of the Audit Committee & member of the Nominating and Governance Committee of Measurement Specialties, Inc. from 2005 until its sale in 2014.

Mr. Rishi will be compensated in accordance with the Company’s non-employee director compensation policy, pursuant to which he will receive an annual retainer of $32,500 for service as a director and $7,000 for service as an Audit & Finance Committee member. In connection with his appointment, he also received a pro-rated portion of the annual $45,000 restricted stock unit grant given to non-employee directors, which will vest as of the earlier of the next annual meeting date or June 21, 2018.

On April 17, 2018, the Company issued a press release announcing the appointment of Mr. Rishi to the Board. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number	Description

99.1	Press release dated April 17, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2018

ENERGY FOCUS, INC.

	By:	/s/ Michael H. Port
	Name:	Michael H. Port
	Title:	Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description

99.1	Press release dated April 17, 2018